EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement, dated November 22, 1995 (this "Agreement"), by and between The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder ("WPL"), Gary M. Lauder ("GML"), Aerin Lauder, Jane Lauder, LAL Family Partners L.P., Lauder & Sons L.P., a Delaware limited partnership, LAL, RSL and Ira T. Wender, as trustees (the "EL Trustees"), u/a/d as of June 2, 1994, as amended, between Estee Lauder, as settlor, and the EL Trustees, and known as "The Estee Lauder 1994 Trust Agreement" (the "EL Trust"), LAL and Joel S. Ehrenkranz, as trustees (the "LAL Trustees"), u/a/d as of November 16, 1995, between Estee Lauder, as settlor, and the LAL Trustees, and known as the "The LAL 1995 Preferred Stock Trust" (the "LAL Trust"), the trustees of the various other trusts set forth on the signature pages hereof and Morgan Guaranty Trust Company of New York in its capacity as pledgee of RSL ("Morgan").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the other parties hereto wish to agree upon the manner in which the Company shall provide registration rights to such other parties for their Registrable Class A Common Stock (as defined below) after consummation of an initial public offering in the United States and abroad (collectively, the "Offerings") of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and Registrable Preferred Stock (as defined below); and

                  WHEREAS, the Company and the EL Trust have entered into that certain Preferred Stock Registration Rights Agreement (as defined below) which currently provides registration rights to the EL Trust for its Registrable Preferred Stock; and

                  WHEREAS, the Company and the EL Trust desire to terminate the Preferred Stock Registration Rights Agreement upon the consummation of the Offerings and replace such agreement in its entirety with this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  BUSINESS DAY: any day on which commercial banks are open for business in New York, New York.

                  COMMON STOCK DEMAND HOLDER: each of the EL Trust, LAL and RSL (or, if applicable, their respective assigns) and Morgan.

                  Common Stock Demand Registration:  see Section 3(a) hereof.


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                  Common Stock Requesting Holder:  see Section (3)(a) hereof.

                  DEMAND REGISTRATION: a Preferred Stock Demand Registration or a Common Stock Demand Registration, as the case may be.

                  EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  EXCHANGE AGREEMENT: that certain Exchange Agreement, dated as of June 29, 1995, between the Company and the EL Trust.

                  HOLDERS:  the persons or entities set forth on Schedule A.

                  PARTICIPATING HOLDER:  see Section 4(a) hereof.

                  PERSON: an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or other entity.

                  PIGGYBACK REGISTRATION:  see Section 4(a) hereof.

                  PREFERRED STOCK: the Company's $6.50 cumulative redeemable preferred stock, par value $0.01 per share, issued by the Company to the EL Trust in exchange for certain shares of the Company's Class B Non voting Common Stock, no par value per share, pursuant to the Exchange Agreement.

                  PREFERRED STOCK DEMAND EXERCISE PERIOD: the period, if any, beginning on the date hereof and ending on the date Mrs. Lauder dies; PROVIDED, HOWEVER, that if Mrs. Lauder is alive on June 30, 2000, then the Preferred Stock Demand Exercise Period for the EL Trust shall end on June 30, 2000.

                  Preferred Stock Demand Registration:  see Section 2(a) hereof.

                  PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT: that certain Registration Rights Agreement, dated as of June 30, 1995, between the Company and the EL Trust.

                  Preferred Stock Requesting Holder:  see Section 2(a) hereof.

                  PROSPECTUS: the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  REGISTRABLE CLASS A COMMON STOCK: the Class A Common Stock held by each Holder (or, if the Holder is Morgan or an EL Trust Pledgee, all or part of the Registrable Class A Common Stock then pledged to, or owned as a result of foreclosure thereon by, such Holder), and any securities of the Company that may be issued or distributed with respect to, or in exchange for, such Class A Common Stock (or other


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Registrable Class A Common Stock that can be traced directly or indirectly to such Class A Common Stock), pursuant to a stock dividend or distribution, stock split, merger, consolidation, reorganization, recapitalization, reclassification, conversion right or otherwise, including without limitation, shares of Class A Common Stock issued or issuable upon conversion of shares of Class B Common Stock, par value $.01 per share, of the Company.

                  REGISTRABLE PREFERRED STOCK: the Preferred Stock held by either the EL Trust or the LAL Trust and any Preferred Stock pledged to, or owned as a result of foreclosure thereon by, an EL Trust Pledgee and any securities of the Company that may be issued or distributed with respect to, or in exchange for, such Preferred Stock (or other Registrable Preferred Stock that can be traced directly or indirectly to such Preferred Stock), pursuant to a stock dividend or distribution, stock split, merger, consolidation, reorganization, recapitalization, reclassification, conversion right or otherwise.

                  REGISTRABLE SECURITIES: the Registrable Preferred Stock and the Registrable Class A Common Stock.

                  REGISTRATION STATEMENT: any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  REQUESTING HOLDER: a Common Stock Requesting Holder or a Preferred Stock Requesting Holder, as the case may be.

                  SEC:  the Securities and Exchange Commission.

                  SECURITIES ACT: the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                  2. PREFERRED STOCK DEMAND REGISTRATION.

                  (a) Except as provided herein, during the Preferred Stock Demand Exercise Period, the EL Trust, the LAL Trust or, subject to Section 2(b), an EL Trust Pledgee (the "Preferred Stock Requesting Holder") may make a written request to the Company for registration under the Securities Act of all or part of the Registrable Preferred Stock it then owns (or, if the Preferred Stock Requesting Holder is an EL Trust Pledgee, all or part of the Registrable Preferred Stock then pledged to, or owned as a result of foreclosure thereon by, such Preferred Stock Requesting Holder) (a "Preferred Stock Demand Registration"); PROVIDED, HOWEVER, that the Company shall not be obligated to register any Registrable Preferred Stock if the aggregate value (as determined in good faith by the Company's Board of Directors) of the Registrable Preferred Stock subject to the request of the Preferred Stock Requesting Holder is less

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than $50 million. Any such request by the Preferred Stock Requesting Holder shall specify the aggregate amount of Registrable Preferred Stock to be registered and also shall specify the intended method of disposition thereof. Within ten Business Days after receipt of such registration request, the Company shall commence the preparation of the registration of the specified number of shares of Registrable Preferred Stock; PROVIDED, HOWEVER, that the Company may, upon written notice to the Preferred Stock Requesting Holder given within such ten Business Day period, delay such commencement for a reasonable period of time, but not for more than 90 calendar days from the Company's receipt of the request for such Preferred Stock Demand Registration, (x) as is necessary to prepare audited financial statements of the Company for its most recently completed fiscal year or other audited financial statements reasonably required in the Registration Statement or (y) if the Company would be required to disclose in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and the Board of Directors of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If the Company shall so delay commencement of the preparation of such Preferred Stock Demand Registration, the Preferred Stock Requesting Holder may, within 30 calendar days after receipt of the notice of delay, notify the Company that it is withdrawing its request for registration and such Preferred Stock Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof. In addition, if the Preferred Stock Requesting Holder so notifies the Company of its determination to withdraw its request for registration and, within the 60 calendar days immediately following the end of the 90-day deferral period, makes a written request to the Company for registration of Registrable Preferred Stock that was subject to the registration withdrawn pursuant to the preceding sentence, the Company shall have no right to defer such registration pursuant to this Section 2(a).

                  (b) Except as provided by Section 2(d) below and subject to the hold-back restrictions set forth in Section 5 hereof, the EL Trust shall be entitled to six Preferred Stock Demand Registrations (three of which may only be used by a pledgee of the EL Trust (an "EL Trust Pledgee") assigned such rights by the EL Trust hereunder) and the LAL Trust shall be entitled to one Preferred Stock Demand Registration; PROVIDED, HOWEVER, that only one Preferred Stock Demand Registration may be requested by a Preferred Stock Requesting Holder in any three-month period; PROVIDED FURTHER, HOWEVER, that an EL Trust Pledgee may only request a Preferred Stock Demand Registration after a default by the EL Trust in respect of its obligations to the EL Trust Pledgee secured by Registrable Preferred Stock.

                  (c) The offering of the Registrable Preferred Stock sought to be registered pursuant to any such Preferred Stock Demand Registration shall be in the form of an Underwritten Offering if requested by the Preferred Stock Requesting Holder. If the managing underwriter or underwriters unanimously determine in good faith that the total number of shares of Registrable Preferred Stock proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the

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number of shares of Registrable Preferred Stock shall be reduced or limited to the number that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering.

                  (d) If (i) more than one-third of the Preferred Stock Requesting Holder's Registrable Preferred Stock sought to be registered in the Preferred Stock Demand Registration is not included in such registration pursuant to Section 2(c) hereof, (ii) a Preferred Stock Demand Registration is delayed pursuant to Section 2(a) hereof and the Registration Statement filed following such delay does not become effective within 120 days following the 90 days referred to in Section 2(a) hereof, (iii) a Preferred Stock Demand Registration is not delayed pursuant to Section 2(a) hereof and the Registration Statement filed in respect of such Preferred Stock Demand Registration does not for any reason become effective within 120 days after such demand for registration hereunder, (iv) such Registration Statement, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or any of its subsidiaries or (v) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its subsidiaries (other than by reason of facts or circumstances not within the control of the Company or any such subsidiary), then in each such case such Preferred Stock Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by the EL Trust, the EL Trust Pledgee or the LAL Trust, as the case may be, in Section 2(b) hereof.

                  (e) Nothing in this Section 2 or in Section 4 hereof shall create any right in the EL Trust, the LAL Trust or an EL Trust Pledgee to require the Company to register any securities other than the Registrable Preferred Stock and in the case of Section 4 hereof, Registrable Class A Common Stock, under the Securities Act.

                  3. COMMON STOCK DEMAND REGISTRATION.

                  (a) Except as provided herein, following the consummation of the Offerings, any Common Stock Demand Holder (a "Common Stock Requesting Holder") may make a written request to the Company for registration under the Securities Act of all or part of the Registrable Class A Common Stock he, she or it then owns (or, if the Common Stock Demand Holder is Morgan or an EL Trust Pledgee, all or part of the Registrable Class A Common Stock then pledged to, or owned as a result of foreclosure thereon by, such Common Stock Demand Holder) (a "Common Stock Demand Registration"); PROVIDED, HOWEVER, that the Company shall not be obligated to register any Registrable Class A Common Stock if the aggregate value (as determined in good faith by the Company's Board of Directors) of the Registrable Class A Common Stock subject to the Common Stock Requesting Holder's request is less than $50 million. Any such request by a Common Stock Requesting Holder shall specify the aggregate amount of Registrable Class A Common Stock to be registered and also shall specify the intended method of disposition thereof. Within ten Business Days after receipt of such registration request, the Company shall commence the preparation of the registration of the specified number of shares of Registrable Class A Common Stock; PROVIDED, HOWEVER, that the

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Company may, upon written notice to the Common Stock Requesting Holder given within such ten Business Day period, delay such commencement for a reasonable period of time, but not for more than 90 calendar days from the Company's receipt of the request for such Common Stock Demand Registration, (x) as is necessary to prepare audited financial statements of the Company for its most recently completed fiscal year or other audited financial statements reasonably required in the Registration Statement or (y) if the Company would be required to disclose in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and the Board of Directors of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If the Company shall so delay commencement of the preparation of such Common Stock Demand Registration, the Common Stock Requesting Holder may, within 30 calendar days after receipt of the notice of delay, notify the Company that it is withdrawing its request for registration and such Common Stock Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof. In addition, if the Common Stock Requesting Holder so notifies the Company of his, her or its determination to withdraw its request for registration and, within the 60 calendar days immediately following the end of the 90-day deferral period, makes a written request to the Company for registration of Registrable Class A Common Stock that was subject to the registration withdrawn pursuant to the preceding sentence, the Company shall have no right to defer such registration pursuant to this Section 3(a).

                  (b) Except as provided by Section 3(d) below and subject to the hold-back restrictions set forth in Section 5 hereof, the EL Trust shall be entitled to six Common Stock Demand Registrations (three of which may only be used by one or more EL Trust Pledgees assigned such rights by the EL Trust hereunder) and LAL, RSL and Morgan shall be entitled to three Common Stock Demand Registrations each; PROVIDED, HOWEVER, that the Company shall not be required to comply with this Section 3(b) more than once in any 12 calendar month period; PROVIDED FURTHER, HOWEVER, that an EL Trust Pledgee may only request a Common Stock Demand Registration after a default by the EL Trust in respect of its obligations to the EL Trust Pledgee secured by Registrable Class A Common Stock and Morgan may only request a Common Stock Demand Registration after a default by RSL in respect of his obligations to Morgan secured by Registrable Class A Common Stock.

                  (c) The offering of the Registrable Class A Common Stock sought to be registered pursuant to any such Common Stock Demand Registration shall be in the form of an Underwritten Offering if requested by the Common Stock Requesting Holder. If the managing underwriter or underwriters unanimously determine in good faith that the total number of shares of Registrable Class A Common Stock proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the number of shares of Registrable Class A Common Stock shall be reduced or limited to the number that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering.

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                  (d) If (i) more than one-third of any Common Stock Requesting
Holder's Registrable Class A Common Stock sought to be registered in the Common Stock Demand Registration is not included in such registration pursuant to
Section 3(c), (ii) a Common Stock Demand Registration is delayed pursuant to
Section 3(a) hereof and does not become effective within 120 days following the 90 days referred to in Section 3(a) hereof, (iii) a Common Stock Demand Registration is not delayed pursuant to Section 3(a) hereof and the Registration Statement filed in respect of such Common Stock Demand Registration does not for any reason become effective within 120 days after such Common Stock Requesting Holder's demand for registration hereunder, (iv) such Registration Statement, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or any of its subsidiaries or (v) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its subsidiaries (other than by reason of facts or circumstances not within the control of the Company or any such subsidiary), then in each such case such Common Stock Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by such Common Stock Requesting Holder in Section 3(b).

                  (e) Nothing in this Section 3 or in Section 4 hereof shall create any right in the EL Trust, LAL, RSL, an EL Trust Pledgee or Morgan to require the Company to register any securities other than the Registrable Class A Common Stock under the Securities Act.

                  4. PIGGYBACK REGISTRATION.

                  (a) If the Company at any time proposes to issue and register shares of its equity securities on its own behalf or to register equity securities on behalf of any holder of its equity securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 promulgated under the Securities Act is applicable or a transaction eligible to be registered on Form S-4 or any successor form), the Company shall give written notice each such time to each Holder of its intention to do so (which notice shall include the anticipated filing date of the Registration Statement and the number of its equity securities proposed to be included in the Registration Statement). Upon the written request of any Common Stock Demand Holder or any other Holder (a "Participating Holder") given within 15 Business Days after receipt of any such notice by such Participating Holder (stating the number of Registrable Securities to be disposed by such Participating Holder (or, if the Participating Holder is Morgan or an EL Trust Pledgee, the number of Registrable Securities then pledged to such Participating Holder and to be disposed by the pledgor of such Registrable Securities or owned by such Participating Holder as a result of foreclosure thereon and to be disposed by such Participating Holder) and the intended method of disposition), the Company shall include the Registrable Securities intended to be disposed of in a Registration Statement under the Securities Act so as to permit disposition (in accordance with the reasonable methods in such request) by such Participating Holder (a "Piggyback Registration").

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                  (b) Notwithstanding any provision of this Section 4, if the registration of which the Company gives notice pursuant to Section 4(a) is for an Underwritten Offering and the managing underwriter or underwriters determine in good faith that the total number of Registrable Securities proposed to be included in such offering is such as to materially adversely affect the success of such offering, then priority for inclusion shall be (1) first to any Requesting Holder exercising demand registration rights, (2) second to the Company for securities being sold for its own account, and (3) third to those Participating Holders exercising piggyback registration rights; PROVIDED, HOWEVER, that the amount of securities of any Participating Holder and such other holders (other than a Requesting Holder exercising demand registration rights) shall be reduced or limited PRO RATA among such Participating Holders and such other holders in proportion to the amount (by value) of securities sought to be registered by each, to the extent necessary to reduce the total amount of Registrable Securities to be included in such offering to the amount that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering; and PROVIDED FURTHER, HOWEVER, that if it is necessary for the EL Trust to participate in the Underwritten Offering for the purpose of raising cash to pay for estate and inheritance taxes, the EL Trust's participation in the Underwritten Offering shall not be reduced or limited to the extent that the trustees of the EL Trust certify that the proceeds from the sale of Registrable Securities included in the applicable registration are used to pay estate, inheritance and succession taxes, and all generation-skipping transfer taxes imposed on any direct skip as defined in Section 2612(c) of the Internal Revenue Code of 1986, as amended (but not including any generation-skipping transfer taxes imposed on any direct skip resulting from a disclaimer or exercise of a power of appointment), including all interest in respect of any such taxes, payable by reason of the death of Mrs. Estee Lauder ("Mrs. Lauder") in respect of any property whether or not passing under her will (collectively, "Death Taxes") and all funeral expenses, debts (incurred for the purposes of administering the estate or the payment of taxes) and expenses of administering the estate of Mrs. Lauder (collectively, "Administration Expenses"); PROVIDED FURTHER, HOWEVER, that if such proceeds will not be so used, then the EL Trust's participation may be reduced or limited as provided herein first in respect of the Registrable Class A Common Stock and thereafter in respect of the Registrable Preferred Stock.

                  (c) If any Participating Holder elects not to participate in any underwriting in which it had previously requested the registration described in Section 4(a), the Participating Holder may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter or underwriters, if any, at least 30 days prior to the planned effective date of such Piggyback Registration.

                  (d) Notwithstanding anything to the contrary contained herein
(i) an EL Trust Pledgee may only participate in a Piggyback Registration after a default by the EL Trust in respect of its obligations to the EL Trust Pledgee secured by Registrable Securities and (ii) Morgan may only participate in a Piggyback Registration after a default by RSL in respect of his obligations to Morgan secured by Registrable Securities.

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                  5. HOLD-BACK AGREEMENTS; PRESS RELEASES.

                  (a) If any of the Registrable Securities beneficially owned by any Requesting Holder or Participating Holder (or, if the Requesting Holder or Participating Holder, as the case may be, is Morgan or an EL Trust Pledgee, all or part of the Registrable Class A Common Stock then pledged to, or owned as a result of foreclosure thereon by, such Requesting Holder or Participating Holder) are covered by a Registration Statement filed pursuant to Section 2, 3 or 4 hereof, such Requesting Holder or Participating Holder agrees not to effect any public sale or distribution of Registrable Securities of the Company, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30 calendar day period prior to, and during the 180 calendar day period beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, unless the managing underwriter or underwriters agree in writing to waive or shorten any such period for all sellers of the Company's securities. This provision shall not apply to the Requesting Holder or Participating Holder if there is a public sale or distribution of Registrable Securities prior to expiration of such holding period or if such Requesting Holder or Participating Holder is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, HOWEVER, that the Requesting Holder or Participating Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of Registrable Securities commencing on the date of such offering unless it has provided 180 calendar days prior written notice of such sale or distribution to the managing underwriter or underwriters (or such fewer number of days as then remains in the 180-day period commencing on the closing date of such offering). The Company agrees to be bound by the foregoing hold-back agreement and to cause each person to which it grants registration rights to be so bound to the same extent as the Requesting Holder or Participating Holder.

                  (b) Before any Requesting Holder or Participating Holder shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 2, 3 or 4 hereof that is intended for or may result in public knowledge thereof, such holder shall so advise the Company and shall not disseminate or announce publicly such information without the Company's consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

                  (c) Notwithstanding anything to the contrary contained herein, the parties hereto agree not to exercise any registration rights provided herein without the prior written consent of Goldman, Sachs & Co. until 185 days after the date of the prospectus used in connection with the Offerings.

                  6. REGISTRATION PROCEDURES. In connection with the Company's Demand Registration and Piggyback Registration obligations pursuant to Sections 2, 3 and 4 hereof, the Company will use its reasonable efforts to effect such Demand Registration or Piggyback Registration to permit the sale of Registrable


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Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will:

                           (a) prepare and file with the SEC, as soon as
                  practicable after receipt of the registration request referred to in Section 2, 3 or 4 hereof, and use its best efforts to have declared effective, a Registration Statement relating to the Demand Registration or Piggyback Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith, and cooperate and assist in any filings required to be made with any national stock exchange or national computerized market system on which the Registrable Securities sought to be registered are to be listed or quoted; PROVIDED, HOWEVER, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review of such Holder and the managing underwriter or underwriters, if any, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the managing underwriter or underwriters, if any, or such Holders shall reasonably object in writing;

                           (b) cause the Prospectus to be supplemented by any
                  required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Requesting Holder or Participating Holder set forth in such Registration Statement or supplement to the Prospectus; PROVIDED, HOWEVER, that any actions taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, shall not violate the foregoing so long as the Company promptly thereafter complies with the requirements of Section 6(k) hereof, if applicable;

                           (c) notify each Requesting Holder and Participating
                  Holder and the managing underwriter or underwriters, if any, and (if requested by any such Person) confirm such notice in writing: (1) when the Registration Statement or any amendment thereto or the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and to furnish each such Holder and underwriter with copies thereof, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the

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                  Prospectus or for additional information, (3) of the issuance by the SEC of any stop order or similar order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by Section 6(l) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                           (d) make every reasonable effort to obtain the
                  withdrawal of any stop order or other order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus, at the earliest possible moment;

                           (e) if requested by any Requesting Holder or
                  Participating Holder or the managing underwriter or underwriters, if any, incorporate in a Prospectus supplement or post-effective amendment such information as such Holder or the managing underwriter or underwriters, if any, reasonably agree should be included therein relating to the plan of distribution with respect to the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company shall not be required to take any actions in this Section 6(e) that will not, in the written opinion of counsel for the Company delivered to each Requesting Holder and Participating Holder, in compliance with applicable law;

                           (f) furnish to each Requesting Holder and
                  Participating Holder and each managing underwriter or underwriters, if any, without charge, at least one executed copy and as many conformed copies as they may reasonably request of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (g) deliver to each Requesting Holder and
                  Participating Holder and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; it being understood and agreed that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each such Holder and the managing underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                           (h) prior to any public offering of Registrable
                  Securities covered by a Registration Statement, use its best efforts to register or qualify, and cooperate with each Requesting Holder and Participating Holder, the managing underwriter or underwriters, if any, and respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as each such Holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required: (1) to qualify generally to do business in any jurisdiction where it is not then so qualified or (2) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                           (i) (1) cooperate with each Requesting Holder and
                  Participating Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities covered by a Registration Statement to be sold; and
                  (2) enable the Registrable Securities covered by a Registration Statement to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two Business Days prior to any sale of such Registrable Securities to the underwriters;

                           (j) use its best efforts to cause the Registrable
                  Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Requesting Holder and Participating Holder or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required to register the Registrable Securities covered by a Registration Statement in any jurisdiction where such registration would subject the Company to general service of process where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                           (k) upon the occurrence of any event contemplated by
                  clause (6) of Section 6(c) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities covered by a Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (l) enter into such customary agreements (including
                  an underwriting agreement) on terms reasonably acceptable to the Company and use its best efforts to take all such other actions in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (1) make such representations and warranties to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, in form, substance and scope, as are customarily made by issuers to underwriters in similar underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by any Requesting Holder or Participating Holder) addressed to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by any such Holder and the underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth certain indemnification provisions and procedures with respect to all parties to be indemnified pursuant thereto, which provisions and procedures shall be normal and customary in the investment banking and/or financial services industry; and (5) deliver such documents and certificates as may be reasonably requested by each Requesting Holder and Participating Holder and the managing underwriter or underwriters, if any, to evidence compliance with Section 6(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Each of the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                           (m) otherwise use its best efforts to comply with all
                  applicable rules and regulations of the SEC, and make generally available to holders of Registrable Securities covered by a Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 calendar days after the end of any 12-month period (or 90 calendar days, if such period is a fiscal year):
                  (l) commencing at the end of any fiscal quarter in which the Registrable Securities covered by a Registration Statement is sold to underwriters in a firm or best efforts underwritten offering or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

                           (n) make available for inspection by any Holder of
                  Registrable Securities covered by a Registration Statement (including Morgan or an EL Trust Pledgee if it is a Requesting Holder or Participating Holder in connection therewith), any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each such Holder of Registrable Securities covered by a Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. Each such Holder of Registrable Securities covered by a Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  The Company may require each Requesting Holder and Participating Holder to furnish to the Company such information regarding the distribution of the Registrable Securities sought to be registered as the Company may from time to time reasonably request in writing, and the Company may exclude from registration the Registrable Securities of any such Holder if it fails to furnish such information within a reasonable time after receiving such request.

                  Each Requesting Holder and Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (3), (5) or (6) of Section 6(c) hereof, such Holder shall forthwith discontinue disposition of the Registrable Securities until it receives copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Requesting Holder and Participating Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

                  7. REGISTRATION EXPENSES.

                  (a) Except as set forth in Section 7(c) hereof, all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any Demand Registration or any Piggyback Registration, including, without limitation all: (1) registration and filing fees, including National Association of Securities Dealers' fees and fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system, (2) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with blue sky qualifications of the Registrable Securities covered by the Registration Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any), (3) printing expenses (including expenses of printing certificates for the Registrable Securities covered by the Registration Statement in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses) and the expenses related to copying any documents or agreements related to such registration, (4) fees and disbursements of counsel for the Company, of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and of all underwriters and (5) fees and expenses of other Persons, such as any transfer agent or registrar, retained by the Company in connection with such registration shall be borne by the Company, regardless of whether the Registration Statement becomes effective.

                  (b) The Company shall, under either a Piggyback or Demand Registration, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses of any Person (other than legal counsel), including special experts, retained by the Company, regardless of whether the Registration Statement becomes effective.

                  (c) The Requesting Holder or Participating Holder shall bear the following expenses in connection with any Demand or Piggyback Registration, regardless of whether the Registration Statement becomes effective: (1) all discounts, commissions, or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Registrable Securities of such Holder, (2) all legal and accounting fees and expenses of such Holder and (3) all taxes of such Holder.

                  8. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Requesting Holder and Participating Holder, its trustees, beneficiaries, employees, directors and officers and each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act) from and against all losses, claims, damages, liabilities, and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by such Holder specifically for use therein; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense of such Holder arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if: (1) such Holder or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies of the same and (2) the Prospectus corrected such untrue statement or omission; and PROVIDED FURTHER that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and such Holder or its agent thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities covered by a Registration Statement to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The Company will also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act), as then customary in connection with similar transactions, if requested, including an exception relating to any information furnished to the Company in writing by such underwriters, selling brokers, dealer managers and similar securities industry professionals.

                  (b) INDEMNIFICATION BY HOLDERS. In connection with each Demand Registration and Piggyback Registration hereunder, each Requesting Holder and Participating Holder, respectively, shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and agrees, severally but not jointly, to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, and employees, and each Person who directly or indirectly controls the Company (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities, and reasonable expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in such information so furnished by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement. The amount payable by any Requesting Holder or Participating Holder with respect to the indemnification set forth in this subsection (b) in connection with any Demand Registration or Piggyback Registration shall not exceed the amount of gross proceeds received by such Requesting Holder or Participating Holder, as the case may be, from the sale of Registrable Securities sold in the offering made pursuant to such Demand Registration or Piggyback Registration, as the case may be. If Morgan or an EL Trust Pledgee has registered any Registrable Securities pursuant to a Demand Registration or Piggyback Registration at a time when such Registrable Securities were pledged to Morgan or an EL Trust Pledgee (and not owned by Morgan or an EL Trust Pledgee as a result of foreclosure thereon), for purposes of this subsection (b), the "Requesting Holder" or "Participating Holder" with respect to such Registrable Securities shall be deemed to be RSL and not Morgan or the EL Trust and not such EL Trust Pledgee, as the case may be.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder shall: (1) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless: (x) the indemnifying party has agreed in writing to pay such fees or expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (z) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement of, or consent to the entry of any judgment with respect to, any claim in respect of which indemnification or contribution may be sought hereunder unless such settlement or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault by or on behalf of the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding Sections 8(a) and 8(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 8(a) and 8(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                  (a) If any of the Registrable Securities covered by a Registration Statement is to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Requesting Holder in a Preferred Stock Demand Registration and by the Company in all other registrations; PROVIDED, HOWEVER, that in a Common Stock Demand Registration, such selection shall be subject to the consent of the Requesting Holder, which consent shall not be unreasonably withheld.

                  (b) No Person may participate in any Underwritten Registration hereunder unless such Person: (1) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (2) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

                  10. EFFECTIVENESS AND TERMINATION. The rights and obligations under this Agreement shall become effective upon consummation of the Offerings and, except for continuing obligations pursuant to Sections 7 or 8, shall automatically terminate with respect to each Holder upon the sale or other disposition by such Holder of all his, her or its Registrable Securities.

                  11. TERMINATION OF PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT. The Company and the EL Trustees constitute all the parties to the Preferred Stock Registration Rights Agreement. The Company and the EL Trustees hereby agree that upon effectiveness of this Agreement, the Preferred Stock Registration Rights Agreement shall be terminated immediately and shall be of no further force or effect.

                  12. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified at any time upon the agreement of each Holder and the Company by an instrument in writing executed by each such party. In addition, any party may, at its option, by an instrument in writing, waive or extend the time for the fulfillment of any condition herein contained to be fulfilled for the benefit of such party. Waiver by any party of any breach or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provisions, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement.

                  (b) ENFORCEMENT. Each party hereto hereby agrees that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning the sale or disposition of any Registrable Securities or any other matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

                  (c) ARBITRATION. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof, shall be determined and settled by arbitration in New York, New York, by a person or persons mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrator or arbitrators, in accordance with the rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons for such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

                  (d) ASSIGNMENT. Except as provided in this Section 12(d), neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, except, in the case of the Company, by operation of law. Each party hereto (other than the Company) who is a Family Member (as defined below) may assign his, her or its rights and obligations hereunder to another Family Member; PROVIDED that in order to exercise such rights, the assignee must be a Family Member at the time of exercise of any such rights. The EL Trust may assign up to three Class A Common Stock Demand Registration rights and up to three Preferred Stock Demand Registration rights hereunder to an EL Trust Pledgee; PROVIDED, HOWEVER, that the total demand registration right assignments made to all EL Trust Pledgees does not exceed three Class A Common Stock Demand Registration rights and three Preferred Stock Demand Registration Rights. An assignee's exercise of any rights assigned to him, her or it hereunder is evidence of its agreement to be bound, as to him, her or it, to the same obligations as are applicable hereunder to the assignor, and, in the case of an EL Trust Pledgee, such additional conditions specifically set forth herein. For purposes hereof, "Family Member" shall have the meaning ascribed to it in the Stockholders' Agreement, dated the date hereof, among the Company, LAL, RSL, WPL, GML, Aerin Lauder, Jane Lauder, LAL Family Partners L.P., Lauder & Sons L.P. and the trustees of the various trusts set forth on the signature pages thereof. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties and their permitted successors (which shall include in the case of an individual, such individual's estate, guardian, conservator or committee) and assigns.

                  (e) NOTICES. Any notices and other communications given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12(e) as promptly as practicable thereafter). Notices are to be addressed as follows:

                                    (i) If to the Company:

                                    The Estee Lauder Companies Inc.
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Attention:  President
                                    Telecopy:  (212) 572-6745

                                    With a copy to:

                                    The Estee Lauder Companies Inc.
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Attention:  Secretary
                                    Telecopy:  (212) 572-3989

                                             and

                                    Weil, Gotshal & Manges
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Attention:  Jeffrey J. Weinberg, Esq.
                                    Telecopy:  (212) 310-8007

                  (ii) If to a Holder, then as set forth in the second column of Schedule A hereto with a copy to the person or persons listed in the third column of Schedule A hereto.

                  (f) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby).

                  (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any of the terms or provisions hereof.

                  (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

                  (j) SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

                  (k) TRUSTEES' CAPACITY. With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Agreement shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Registrable Securities other than Registrable Securities held by them in their capacity as trustees of such trusts.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                    THE ESTEE LAUDER COMPANIES INC.

                                    By:

                                    Name:   Leonard A. Lauder
                                    Title:  Chairman and Chief Executive Officer

                                    Leonard A. Lauder, (a) individually, (b) as
                                    Managing Partner of LAL Family Partners
                                    L.P., (c) as Trustee of The Estee Lauder
                                    1994 Trust, (d) as a Class B General Partner of Lauder & Sons L.P., (e) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.) and
                                    (f) as Trustee of the LAL Trust



                                    Ronald S. Lauder, (a) individually, (b) as
                                    Trustee of The Descendents of RSL 1966
                                    Trust, (c) as Trustee of The Estee Lauder
                                    1994 Trust, (d) as a Class B General Partner of Lauder & Sons L.P. and (e) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.)

                                                   ---------------

                                    William P. Lauder, (a) individually and (b) as Trustee of The 1992 Leonard A. Lauder Grantor Retained Annuity Trust

                                    Gary M. Lauder, (a) individually and (b) as
                                    Trustee of The 1992 Leonard A. Lauder
                                    Grantor Retained Annuity Trust

                                                  -------------
                                     Aerin Lauder



                                             -------------
                                      Jane Lauder




                                            -------------
                                    Joel S. Ehrenkranz, (a) as Trustee
                                    of the 1992 Leonard A. Lauder
                                    Grantor Retained Annuity Trust, (b)
                                    as Trustee of the Trust f/b/o Gary
                                    M. Lauder and William P. Lauder
                                    u/a/d December 15, 1976, created by
                                    Leonard Lauder, as Grantor, (c) as
                                    Trustee of The 1995 Estee Lauder LAL
                                    Trust (a Class B General Partner of
                                    Lauder & Sons L.P.) and (d) as
                                    Trustee of the LAL Trust

                                    Carol S. Boulanger, as Trustee of the Trust f/b/o Gary M. Lauder and William P. Lauder u/a/d December 15, 1976, created by Leonard Lauder, as Grantor



                                    Richard D. Parsons, (a) as Trustee of the
                                    Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Estee Lauder and Joseph H. Lauder, as Grantors,
                                    (b) as Trustee of the Trust f/b/o Aerin
                                    Lauder and Jane Lauder u/a/d December 15,
                                    1976, created by Ronald S. Lauder, as
                                    Grantor and

                                    (c) as Trustee of The 1995 Estee Lauder RSL
                                    Trust (a Class B General Partner of Lauder &
                                    Sons L.P.)



                                    Ira T. Wender, (a) as Trustee of The Estee
                                    Lauder 1994 Trust, (b) as Trustee of The
                                    1995 Estee Lauder LAL Trust (a Class B
                                    General Partner of Lauder & Sons L.P.) and
                                    (c) as Trustee of The 1995 Estee Lauder RSL
                                    Trust (a Class B General Partner of Lauder &
                                    Sons L.P.)

                                    Morgan Guaranty Trust Company of New York, in its capacity as pledgee of Ronald S. Lauder



                                    By:
                                       -----------------------
                                       Name:
                                       Title:

                                   SCHEDULE A

                                     HOLDERS

         NAME OF HOLDER               NOTICE ADDRESS                    COPIES TO
         --------------               --------------                     ---------
Leonard A. Lauder          767 Fifth Avenue                      Weil, Gotshal & Manges
                           New York, New York  10153             767 Fifth Avenue
                           Telecopy:  (212) 572-6745             New York, NY  10153
                                                                 Attn: Jeffrey J. Weinberg, Esq.
                                                                 Telecopy:  (212) 310-8007

Ronald S. Lauder           767 Fifth Avenue                      Debevoise & Plimpton
                           New York, New York  10153             875 Third Avenue
                           Telecopy:  (212) 572-4046             New York, New York  10022
                                                                 Attn:  Alan H. Paley, Esq.
                                                                 Telecopy:  (212) 909-6836

Trustees of                Leonard A. Lauder                     Cravath, Swaine & Moore
  The Estee Lauder         767 Fifth Avenue                      825 Eighth Avenue
  1994 Trust               New York, New York  10153             New York, NY  10019
                           Telecopy:  (212) 572-6745             Attn:  Daniel L. Mosley, Esq.
                                                                 Telecopy:  (212) 474-3700
                           Ronald S. Lauder
                           767 Fifth Avenue
                           New York, New York  10153
                           Telecopy:  (212) 572-4046

                           Ira T. Wender, Esq.
                           Patterson, Belknap,
                             Webb & Tyler
                           1133 Avenue of the Americas New
                           York, New York  10036
                           Telecopy: (212) 336-2222

William P. Lauder          767 Fifth Avenue                      Debevoise & Plimpton
                           New York, NY  10153                   875 Third Avenue
                           Telecopy:  (212) 572-6967             New York, NY  10022
                                                                 Attn:  Theodore A. Kurz, Esq.
                                                                 Telecopy: (212) 909-6836

Gary M. Lauder             [INTENTIONALLY OMITTED]               Debevoise & Plimpton
                                                                 875 Third Avenue
                                                                 New York, NY  10022
                                                                 Attn:  Theodore A. Kurz, Esq.
                                                                 Telecopy: (212) 909-6836

Aerin Lauder               [INTENTIONALLY OMITTED]               Judah Gribetz, Esq.
                                                                 180 Maiden Lane
                                                                 New York, NY  10038
                                                                 Telecopy:  (212) 248-2655

         NAME OF HOLDER               NOTICE ADDRESS                          COPIES TO
         --------------               --------------                          ---------

Jane Lauder                        2609 California Street                Judah Gribetz, Esq.
                                   San Francisco, CA  94115              180 Maiden Lane
                                   Telecopy:  [to be supplied]           New York, NY  10038
                                                                         Telecopy:  (212) 248-2655

LAL Family Partners L.P.           c/o Leonard A. Lauder                 Boulanger, Hicks & Churchill
                                   767 Fifth Avenue                      135 E. 57th Street
                                   New York, NY  10153                   New York, NY  10022
                                   Telecopy:  (212) 572-6745             Attn: Carol S. Boulanger, Esq.
                                                                         Telecopy: (212) 753-6971

Trustees of                        Leonard A. Lauder                     Boulanger, Hicks & Churchill
The LAL 1995 Preferred Stock       767 Fifth Avenue                      135 E. 57th Street
Trust                              New York, NY  10153                   New York, NY  10022
                                   Telecopy:  (212) 572-6745             Attn: Carol S. Boulanger, Esq.
                                                                         Telecopy: (212) 753-6971
                                   Joel S. Ehrenkranz
                                   375 Park Avenue
                                   New York, NY  10152
                                   Telecopy:  (212) 754-1905

Trustees of the                    Joel S. Ehrenkranz                    Debevoise & Plimpton
Trust f/b/o Gary M. Lauder and     375 Park Avenue                       875 Third Avenue
William P. Lauder u/a/d December   New York, NY  10152                   New York, NY  10022
15, 1976, created by Leonard       Telecopy:  (212) 754-1905             Attn:  Theodore A. Kurz, Esq.
Lauder, as Grantor                                                       Telecopy:  (212) 909-6836
                                   Carol S. Boulanger
                                   135 E. 57th Street
                                   New York, NY  10022
                                   Telecopy: (212) 753-6971

Trustee of the                     Richard D. Parsons                    Patterson, Belknap, Webb & Tyler
Trust f/b/o Aerin Lauder and       75 Rockefeller Plaza                  1133 Avenue of the Americas
Jane Lauder u/a/d December 15,     New York, NY  10019                   New York, NY 10036
1976, created by Estee Lauder      Telecopy: (212) 275-3085              Attn: Christopher Angell, Esq.
and Joseph H. Lauder, as Grantors                                        Telecopy: (212) 336-2222

Trustee of the                     Richard D. Parsons                    Patterson, Belknap, Webb & Tyler
Trust f/b/o Aerin Lauder and       75 Rockefeller Plaza                  1133 Avenue of the Americas
Jane Lauder u/a/d December 15,     New York, NY  10019                   New York, NY 10036
1976, created by Ronald S.         Telecopy: (212) 275-3085              Attn: Christopher Angell, Esq.
Lauder, as Grantor                                                       Telecopy: (212) 336-2222

         NAME OF HOLDER                   NOTICE ADDRESS                          COPIES TO
         --------------                   --------------                          ---------
Trustees of the                        William P. Lauder                 Boulanger, Hicks & Churchill
1992 Leonard A. Lauder Grantor         767 Fifth Avenue                  135 E. 57th Street
Retained Annuity Trust                 New York, NY  10153               New York, NY  10022
                                       Telecopy:  (212) 572-6967         Attn: Carol S. Boulanger, Esq.
                                                                         Telecopy: (212) 753-6971
                                       Gary M. Lauder
                                       88 Mercedes Lane
                                       Atherton, CA  94027
                                       Telecopy:  (415) 323-2171

                                       Joel S. Ehrenkranz
                                       375 Park Avenue
                                       New York, NY  10152
                                       Telecopy:  (212) 754-1905

Trustees of                            Ronald S. Lauder                  Debevoise & Plimpton
The Descendents of RSL 1966 Trust      767 Fifth Avenue                  875 Third Avenue
                                       New York, New York  10153         New York, New York  10022
                                       Telecopy:  (212) 572-4046         Attn:  Alan H. Paley, Esq.
                                                                         Telecopy:  (212) 909-6836

Morgan Guaranty Trust Company of       9 West 57th Street                Davis Polk & Wardwell
New York, in its capacity as           Eighth Floor                      450 Lexington Avenue
pledgee of Ronald S. Lauder            New York, NY  10019               New York, New York  10017
                                       Attn: Ms. Willa Baynard           Attn: John Fouhey, Esq.
                                                                         Telecopy:  (212) 450-4800
                                       Telecopy:  (212) 980-6850


         NAME OF HOLDER          NOTICE ADDRESS                          COPIES TO
         --------------          --------------                          ---------
Lauder & Sons L.P.            Leonard A. Lauder                 Weil, Gotshal & Manges
                              767 Fifth Avenue                  767 Fifth Avenue
                              New York, NY 10153                New York, NY 10153
                              Telecopy: (212) 572-6745          Attn: Jeffrey J. Weinberg, Esq.
                                                                Telecopy: (212) 310-8577
                              Ronald S. Lauder
                              767 Fifth Avenue                  Debevoise & Plimpton
                              New York, NY  10153               875 Third Avenue
                              Telecopy: (212) 572-4046          New York, NY 10022
                                                                 Attn: Alan H. Paley, Esq.
                              Joel S. Ehrenkranz                Telecopy: (212) 909-6836
                              375 Park Avenue
                              New York, NY  10152               Patterson, Belknap, Webb & Tyler
                              Telecopy: (212) 754-1905          1133 Avenue of the Americas
                                                                New York, NY 10036

                              Richard D. Parsons                Attn: Christopher Angell, Esq.
                              75 Rockefeller Plaza              Telecopy: (212) 336-2222
                              New York, NY  10019
                              Telecopy: (212) 275-3085          Cravath, Swaine & Moore
                                                                825 Eighth Avenue
                              Ira T. Wender, Esq.               New York, NY  10019
                              Patterson, Belknap,               Attn:  Daniel L. Mosley, Esq.
                                Webb & Tyler                    Telecopy:  (212) 474-3700
                              1133 Avenue of the Americas New
                              York, New York  10036 Telecopy:
                              (212) 336-2222